SCHEDULE 14A INFORMATION

         Proxy Statement Pursuant to Section 14(a) of the Securities
                   Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [ X ]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:
[   ]  Preliminary Proxy Statement
[ X ]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12

                          PHELPS DODGE CORPORATION
         -----------------------------------------------------------
              (Name of Registrant as Specified In Its Charter)


         -----------------------------------------------------------
                 (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[ X ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(j)(2).
[   ]  $500 per each  party to the controversy pursuant to Exchange Act Rule
       14a-6(i)(3).
[   ]  Fee computed on table  below per  Exchange Act Rules  14a-6(i)(4) and
       0-11.
       1)  Title of each class of securities to which transaction applies:

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       2)  Aggregate number of securities to which transaction applies:

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       3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (1)

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       4)  Proposed maximum aggregate value of transaction:

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(1)    Set forth  the amount on which the filing fee is calculated and state how it was determined.

[   ]  Check box if  any part of the fee  is offset as provided  by Exchange
       Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)    Amount Previously Paid:

              ---------------------------------------------
       (2)    Form, Schedule or Registration Statement No.:

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       (3)    Filing Party:

              ---------------------------------------------
       (4)    Date Filed:

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

[PHELPS DODGE
 CORPORATION LOGO]   2600 North Central Avenue, Phoenix, Arizona 85004-3014
- ------------------------------------------------------------------------------



     Douglas C. Yearley
     Chairman of the Board, President
     and Chief Executive Officer

         April 1, 1994

         Dear Shareholder:

         You are cordially invited to attend the annual meeting of shareholders of Phelps Dodge Corporation to be held at 11:00 a.m. on Wednesday, May 4, 1994, at the Arizona Biltmore Hotel, 24th Street and Missouri Avenue, Phoenix, Arizona. We hope that you will be able to attend the meeting, at which the business and operations of the Corporation will be reviewed.

         The formal notice of annual meeting and proxy statement are attached to this letter. This material contains information concerning the business to be conducted at the meeting and the nominees for election as directors.

         Even if you are unable to attend the meeting in person, it is important that your shares be represented. Therefore, would you please complete, date, sign and return the enclosed proxy at your earliest convenience. Approximately 84.9% of the outstanding shares were represented at last year's meeting, and we would like even greater shareholder participation this year. If you choose to attend the annual meeting, you may, of course, revoke your proxy and cast your votes personally at the meeting.

                           Sincerely,

                           /s/   D. C. Yearley
                          ---------------------------------------

[PHELPS DODGE
 CORPORATION LOGO]  2600 North Central Avenue, Phoenix, Arizona 85004-3014
    ----------------------------------------------------------------------
    Notice of Annual Meeting of Shareholders                   May 4, 1994
    ----------------------------------------------------------------------

        To the Shareholders of Phelps Dodge Corporation:

        The annual meeting of shareholders of Phelps Dodge Corporation (the "Corporation") will be held at the Arizona Biltmore Hotel, 24th Street and Missouri Avenue, Phoenix, Arizona, on Wednesday, May 4, 1994, at 11:00 a.m., for the following purposes:

        1. To elect four directors;

        2. To consider and act upon a proposal to ratify the appointment of Price Waterhouse as independent accountants for the Corporation for the year 1994; and

        3. To transact such other business as may properly be brought before the meeting or any adjournments thereof.

        Only holders of record of the Corporation's Common Shares at the close of business on March 17, 1994, will be entitled to vote at the meeting.

        Shareholders who do not expect to attend the meeting in person are asked to date, sign and complete the enclosed proxy and return it without delay in the enclosed envelope, which requires no postage stamp if mailed in the United States.

                                  By order of the Board of Directors,
                                           William C. Tubman
                                      Vice President and Secretary

    Phoenix, Arizona
    April 1, 1994

                           PHELPS DODGE CORPORATION
            2600 NORTH CENTRAL AVENUE, PHOENIX, ARIZONA 85004-3014


                               PROXY STATEMENT

    The accompanying proxy is solicited on behalf of the Board of Directors of Phelps Dodge Corporation (the "Corporation") for use at the annual meeting of shareholders to be held on May 4, 1994, and any adjournments thereof. The shareholder giving the proxy may revoke it at any time before it is exercised at the meeting by delivering to the Secretary of the Corporation a written instrument of revocation or a duly executed proxy bearing a later date.

    The only securities of the Corporation entitled to vote at the 1994 annual meeting are its Common Shares, of which 70,584,798 shares were outstanding on March 17, 1994, each entitled to one vote. Only shareholders of record at the close of business on March 17, 1994, will be entitled to vote at the annual meeting. The proxy of any shareholder participating in the Automatic Dividend Investment Service for Phelps Dodge Common Shares, administered by Chemical Bank, will also serve as instructions for the voting of all shares held for the shareholder's account under that service. This proxy statement and the accompanying form of proxy are being first sent to shareholders on or about April 1, 1994.

                           1. ELECTION OF DIRECTORS

    The Board of Directors of the Corporation currently consists of twelve directors. The directors are divided into three classes, four in Class I, three in Class II and four in Class III. One director currently is unclassified and is a nominee for Class III. The terms of office of the four Class III directors expire at the 1994 annual meeting of shareholders. Mr. Cleveland E. Dodge, Jr., a Class I director, and Mr. George B. Munroe, a Class III director, will retire on May 4, 1994 in accordance with the Corporation's Policy on Retirement of Directors. The directors have voted to decrease the size of the Board from 12 members to 10 members effective upon the election of directors at the annual meeting of shareholders to be held on May 4, 1994.

    The  four  nominees  for election as Class III directors are listed below.
The nominees will be elected to serve terms of three years. The directors' terms will continue until their successors are elected and qualify. Unless otherwise instructed, the persons named in the accompanying proxy will vote FOR the election of such nominees. If for any reason any nominee should not be available for election or able to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

    A plurality of the votes cast at the annual meeting is required for the election of directors. Abstentions and broker non-votes therefore have no effect on the election of directors.

                            AGE, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
              NOMINEE                AND OTHER DIRECTORSHIPS HELD


Robert N. Burt          Mr. Burt, 56, has been Chairman of the Board and Chief
    (Class III)             Executive  Officer  of  FMC  Corporation, Chicago,
                            Illinois, a producer of chemicals and machinery for industry, agriculture and government, since
                            1991.  From 1990  to 1993 he was  President of FMC
                            Corporation and Executive Vice President from 1988 to 1990. From 1989 to 1991 he was Chairman and Chief Executive Officer of FMC Gold Company. He is a director of FMC Corporation. Mr. Burt has served as a Phelps Dodge director since 1993.

Robert D. Krebs         Mr. Krebs,  51, has been Chairman, President and Chief
    (Class III)             Executive Officer of Santa Fe Pacific Corporation,
                            a holding  company engaged  in transportation  and
                            natural   resources,   since 1988.   He  has  been
                            Chairman, President and Chief Executive Officer of
                            The Atchison, Topeka and Santa Fe Railway Company, a transportation company, since 1991. From 1987 to 1988 he was President and Chief Executive
                            Officer, and from 1983 to 1987 he was President and Chief Operating Officer, of Santa Fe Southern
                            Pacific  Corporation.  Mr. Krebs  was President of
                            Southern  Pacific  Transportation Company  and St.
                            Louis  Southwestern Railway  Company from  1982 to
                            1983.  He is  a director  of Catellus  Development
                            Corporation, Northern Trust Corporation,  Santa Fe
                            Pacific  Corporation,  Santa Fe  Energy Resources,
                            Inc.,  Santa  Fe Pacific  Pipelines, Inc. and  The
                            Atchison,  Topeka and  Santa  Fe  Railway Company.
                            Mr. Krebs has served as a Phelps Dodge director since 1987.


George L. Shinn         Mr. Shinn, 71, was Chairman of the Executive Committee
    (Class III)             of the  Board of Directors  of First Boston, Inc.,
                            New York, N.Y.,  a holding  company, from  1983 to
                            1988.  He was  Chairman  of  the  Board and  Chief
                            Executive  Officer of First  Boston, Inc.,  and of
                            The   First  Boston  Corporation,   an  investment
                            banking firm, from 1975 until his retirement in 1983. He is a director of New York Life Insurance
                            Company and The New York Times Company. Mr. Shinn has been a Phelps Dodge director since 1983.

Douglas C. Yearley      Mr. Yearley, 58,  has been  Chairman of the Board  and
    (Class III)             and  Chief  Executive  Officer of  the Corporation
                            since 1989 and President of  the Corporation since
                            1991. He was President of Phelps Dodge Industries, a division of the Corporation, from 1988 until 1990, Executive Vice President of the Corporation from 1987 until 1989 and Senior Vice President of the Corporation from 1982 through 1986. He is a director of J.P. Morgan & Co., Incorporated and its principal banking subsidiary, Morgan Guaranty
                            Trust Company of New York, Lockheed Corporation and USX Corporation. Mr. Yearley has served as a Phelps Dodge director since 1986.

    The six directors whose terms will continue after the annual meeting and will expire at the 1995 annual meeting of shareholders (Class I) or the 1996 annual meeting of shareholders (Class II) are listed below.

                            AGE, PRINCIPAL OCCUPATION, BUSINESS EXPERIENCE
              DIRECTOR               AND OTHER DIRECTORSHIPS HELD

Edward L. Addison       Mr. Addison, 64, has been Chairman of the Board of The
    (Class I)               Southern  Company,  Atlanta,  Georgia,  a  holding
                            company  of  an  electric  utility  system,  since
                            since January 1994,  and has been  Chief Executive
                            Officer  since  1983.  He  was  President  of  the
                            The Southern Company from 1983 to 1993.  From 1978
                            to 1983  he  was  President  and  Chief  Executive
                            Officer  of   Gulf  Power  Company,   an  electric
                            utility.   He  is  a  director  of  Alabama  Power
                            Company,  CSX Corporation,  Georgia Power Company,
                            Protective Life Corporation, The Southern Company,
                            Wachovia  Bank  of  Georgia,  N.A.,  and  Wachovia
                            Corporation of Georgia. Mr. Addison has served as a Phelps Dodge director since 1985.


George C. Dillon        Mr. Dillon,  71,  was  Chairman   of   the   Executive
    (Class I)               Committee of  Manville Corporation, a manufacturer
                            of  fiber glass insulations,  forest products  and
                            industrial  specialty  products,  from 1990  until
                            his retirement at  year-end 1991.  He was Chairman
                            of the Board of Manville Corporation  from 1986 to
                            1990.  He was  Chairman  of  the  Board and  Chief
                            Executive Officer of Butler Manufacturing Company,
                            Kansas City, Missouri, a manufacturer of buildings
                            and equipment  for industry and agriculture,  from
                            1978  to  1986.   He  is  a   director   of  Astec
                            Industries,   Incorporated  and  Newhall  Land   &
                            Farming Co.  Mr. Dillon  has  served as  a  Phelps
                            Dodge director since 1974.


Paul Hazen              Mr. Hazen, 52,  has been  President  of Wells Fargo  &
    (Class I)               Company, a  bank  holding  company,  and of  Wells
                            Fargo Bank, N.A., a national banking association, since 1984. He is a director of Pacific Telesis
                            Group,  Safeway, Inc.,  Wells Fargo & Company  and
                            Wells Fargo Bank, N.A. Mr. Hazen has served as a as a Phelps Dodge director since 1988.

Paul W. Douglas         Mr. Douglas,  67, was  Chairman  and  Chief  Executive
    (Class II)              Officer  of   The  Pittston  Company,   Greenwich,
                            Connecticut,  a diversified  firm engaged  in coal
                            mining  and  transportation  services,  from  1984
                            until his  retirement in 1991.  He  was President,
                            Chief  Executive  Officer   and  Chairman  of  the
                            Executive Committee of Freeport-McMoRan Inc., from
                            1981 to 1983 and of Freeport Minerals Company from
                            1975 to  1981.  Mr. Douglas is a  director of  New
                            York   Life  Insurance  Company,   Philip   Morris
                            Incorporated,  MacMillan Bloedel Limited and  U.S.
                            Trust Corporation and a trustee of its subsidiary, United States Trust Company of New York. He has served as a Phelps Dodge director since 1983.

William A. Franke       Mr. Franke,  56,   has  been  President  of  Franke  &
    (Class II)              Company, Inc.,  Phoenix,  Arizona,  an  investment
                            firm,  since 1987.  He  has been  Chairman  of the
                            Board of  America West Airlines, Inc.,  an airline
                            carrier,  since 1992  and  Chief Executive Officer
                            since  December  1993.  He  was  Chairman  of  the
                            Executive  Committee  of  America  West  Airlines,
                            Inc., from 1992 to 1993.  During 1989 and  1990 he
                            performed  certain executive  duties for  Circle K
                            Corporation,  an  international  convenience store
                            chain, as Chairman of its Executive Committee, and
                            from 1990 to 1993 acted as Chairman of its Special
                            Committee  of  Directors.  He  is  a  director  of
                            America   West   Airlines,  Inc.,    and   Central
                            Newspapers, Inc. Mr. Franke has served as a Phelps Dodge director since 1980.


Southwood J. Morcott    Mr. Morcott,  55,  has  been  Chairman of the Board of
    (Class II)              Dana Corporation,  a  worldwide  manufacturer  and
                            distributor of parts for the vehicular, industrial
                            and mobile  off-highway  markets, since  1990.  He
                            was  appointed Chief  Executive  Officer  of  Dana
                            Corporation  in   1989  and  President  and  Chief
                            Operating Officer in 1986.  Since 1987 he has been
                            Chairman of Hayes-Dana Inc. Mr. Marcott is a director of CSX Corporation, Dana Corporation,
                            Hayes-Dana Inc., and Johnson Controls, Inc. He has served as a Phelps Dodge director since 1991.


    The Board of Directors met nine times during 1993. Various committees of the Board also met during the year, including the Audit Committee, four meetings; the Compensation and Management Development Committee, four meetings; the Committee on Directors (nominating committee), three meetings; and the Environmental, Health and Safety Committee, three meetings. Average attendance at all Board and committee meetings was 96%. Each incumbent director attended at least 75% of the meetings of the Board and the committees on which he served.

    The Audit Committee of the Board of Directors, comprising Messrs. Addison, Douglas, Franke, Hazen (Chairman), Krebs and Shinn, among other functions:
(i) reviews and recommends the engagement of the Corporation's independent accountants, including the approval of their fee and the scope and timing of their audit of the Corporation's financial statements; (ii) reviews, with the Corporation's Director of Corporate Audit, the scope and results of the
Corporation's internal audit activity; (iii) reviews, with the independent accountants, the Director of Corporate Audit and the Corporation's management, policies and procedures with respect to internal auditing and financial and accounting controls; (iv) reviews, with the independent accountants, the accountants' report on the Corporation's financial statements, their perception of the Corporation's financial and accounting personnel, and their recommendations, if any, for improvements in the Corporation's internal controls and the implementation of such recommendations; and (v) reviews the adequacy and appropriateness of the Corporation's code of business ethics and policies.

    The Compensation and Management Development Committee of the Board of Directors, comprising Messrs. Burt, Dillon, Douglas, Hazen, Krebs (Chairman) and Morcott, recommends to the Board the compensation of the Corporation's senior officers, reviews recommendations by management as to the compensation of other officers and key personnel and reviews management's program for the development of individuals to assume positions of responsibility in the Corporation. In addition, the Committee reviews and recommends to the Board incentive compensation awards, administers the Phelps Dodge Long-Term Performance Plan, administers and grants options, which may be in tandem with stock appreciation rights, under the Corporation's 1987 Stock Option and Restricted Stock Plan (the "1987 Plan") and 1993 Stock Option and Restricted Stock Plan (the "1993 Plan"), administers the 1979 Stock Option Plan and administers and grants restricted stock under the 1987 Plan and the 1993 Plan.

    The Committee on Directors of the Board of Directors, comprising Messrs. Dillon (Chairman), Franke, Krebs, Morcott, Munroe and Yearley, studies, and makes recommendations concerning, the composition of the Board of Directors and the committees thereof and reviews the compensation of Board and committee members. The Committee also reviews the qualifications of potential candidates for director of the Corporation and recommends to the Board of Directors nominees for election as directors. The Committee will consider as nominees for director persons recommended by shareholders. Such recommendations should be sent to the Secretary of the Corporation and should include the address of the person and a brief description of his or her qualifications.

    The Environmental, Health and Safety Committee of the Board of Directors, comprising Messrs. Addison (Chairman), Burt, Dillon, Douglas, Morcott and Munroe, reviews, among other things, the Corporation's policies with respect to environmental, health and safety matters and the adequacy of management's programs for implementing those policies and reports on such reviews and makes recommendations with respect to those policies to the Board of Directors.

    Directors who are not employees of the Corporation currently receive an annual retainer of $20,000 and a fee of $1,000 for each Board or committee meeting attended or, on a per diem basis, for rendering other special services to the Corporation. As an employee director, Mr. Yearley does not receive the annual retainer or any meeting fees. Under an unfunded plan, a director may elect to defer receipt of his retainer or meeting fees or both to future years and to receive interest thereon at prevailing market rates or to have such amounts deemed invested in the Corporation's Common Shares.

    During 1993, Mr. Dillon, Chairman of the Committee on Directors of the Board of Directors, was requested by the Corporation to perform certain additional services related to recruitment of new directors for the Board. Mr. Dillon was paid a total of $3,000 (and reimbursed for his expenses) in return for undertaking that additional work.

    Directors who have served for at least five years and who have not been employees of the Corporation or any of its subsidiaries are entitled to receive an annual retirement benefit beginning at age 65 (or at their later retirement from the Board) equal to 50% of the annual retainer paid from time to time to active directors and prorated for each year served thereafter up to 100% for retired directors who have served for at least ten years. The plan providing for these payments is unfunded, and payments under it are made directly by the Corporation.

    The Corporation provides life insurance for directors who are not employees of the Corporation or any of its subsidiaries. The amounts of such insurance are $50,000 for active directors and $25,000 for directors who have retired in accordance with the Corporation's Policy on Retirement of Directors.

    Directors who are not, and have not for one year been, employees of the Corporation or its subsidiaries or are not otherwise eligible to participate in any plan of the Corporation or its subsidiaries entitling participants to acquire stock, stock options or stock appreciation rights, are eligible for option grants under the Phelps Dodge 1989 Directors Stock Option Plan. The number of such eligible directors currently is eleven. Up to 171,232 Common Shares may be sold pursuant to options under the Plan. On the first business day following each annual meeting of shareholders, and in no event later than the following June 1, each eligible director will be granted an option to purchase 1,148 Common Shares. The option price is the fair market value of the Common Shares on the day the option is granted and is payable in cash or in Common Shares having a market value equal to the option price or in a combination of cash and Common Shares. Options become exercisable in three equal annual installments beginning on the first anniversary of the date of grant. Exercisable options expire no later than three years after a director terminates his service, unless his service terminates as a result of removal by the shareholders for cause, in which case the options will be cancelled on the date of termination. Options that are not exercisable on the date a director terminates his service will be cancelled on that date unless his service terminates (i) at or after he reaches age 65, having served at least ten years, (ii) on account of his death or disability or (iii) in compliance with any applicable law or rule of the New York Stock Exchange. In the latter cases, all of a director's outstanding options are immediately and fully exercisable at the time of his termination of service. Each option outstanding at such time as the Corporation's shareholders approve a merger or similar transaction in which the Corporation will not survive as a publicly held corporation or the Corporation's Common Shares are first purchased pursuant to a third party tender offer will be cancelled in exchange for a cash payment equal to the excess of the fair market value of the Common Shares on such date over the exercise price of such option multiplied by the number of shares subject to such option. The Plan terminates on the third day following the annual meeting of shareholders to be held in the year 1999. The termination of the Plan will not affect options outstanding at that time.

         COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    The following directors served on the Compensation and Management Development Committee during all or part of 1993: Messrs. Addison, Burt, Dillon, Douglas (former Chairman), Franke, Hazen, Krebs (current Chairman) and Morcott.

    The Corporation is the holder of a $456,000 unsecured promissory note of America West Airlines, Inc., which is presently operating in Chapter 11 under the federal bankruptcy laws. The note, which bears interest at a rate of 3.5% in excess of the London Interbank Offered Rate, is due on June 30, 1994. Mr. Franke is Chairman of the Board and Chief Executive Officer of America West Airlines, Inc.

                      BENEFICIAL OWNERSHIP OF SECURITIES

    The following table discloses the number of the Corporation's Common Shares deemed beneficially owned as of February 1, 1994 by each director and each named executive officer of the Corporation and by all directors and current executive officers of the Corporation as a group(a):



                        Number of                                    Number of
                          Shares                                      Shares
Name                      (b)(c)     Name                             (b)(c)

Edward L. Addison         4,443      George B. Munroe                   18,058
Robert N. Burt            1,000 (d)  Bernard G. Rethore                 28,937
George C. Dillon          4,443      Patrick J. Ryan                    20,908
Cleveland E. Dodge, Jr.   4,382      George L. Shinn                     4,443
Paul W. Douglas           5,443      Thomas M. St. Clair                46,538
William A. Franke         5,443      J. Steven Whisler                 118,032
Paul Hazen                6,443      Douglas C. Yearley                276,333
Robert D. Krebs           3,982      Directors and current executive
Southwood J. Morcott      1,986        officers as a group (16)        550,814

- -------

(a) The percentage of Common Shares beneficially owned by any director and any named executive was less than one percent of the Common Shares outstanding on February 1, 1994; the percentage of Common Shares beneficially owned by all directors and current executive officers as a group was 0.8 percent of the Common Shares outstanding on February 1, 1994.

(b) Shares shown as beneficially owned: (i) include restricted shares acquired under the 1987 and 1993 Stock Option and Restricted Stock Plans as follows: Mr. Rethore, 4,128 shares; Dr. Ryan, 4,149 shares; Mr. St. Clair, 3,643 shares; Mr. Whisler, 3,958 shares; and Mr. Yearley, 9,129 shares; all current executive officers as a group, 25,007 shares; and (ii) include shares which may be acquired within 60 days by exercise of stock options as follows: Mr. Burt, 0 shares; Mr. Dodge, 382 shares; Mr. Krebs, 2,295 shares; Mr. Morcott, 382 shares; Mr. Munroe, 382 shares; Mr. Rethore, 12,900 shares; Dr. Ryan, 10,333 shares; Mr. St. Clair, 26,883 shares; Mr. Whisler, 101,480 shares; and Mr. Yearley, 167,075 shares; each nonemployee director (except Messrs. Burt, Dodge, Krebs, Morcott and Munroe), 3,443 shares; all directors and current executive officers as a group, 342,770 shares. In addition to the shares in the table shown as beneficially owned, which include shares which may be acquired within 60 days by exercise of stock options, the individuals and group hold additional stock options as follows: Mr. Burt, 0 shares; Mr. Morcott, 1,914 shares; Mr. Rethore, 79,101 shares; Dr. Ryan, 62,001 shares; Mr. St. Clair, 60,591 shares; Mr. Whisler, 69,334 shares; and Mr. Yearley, 197,553 shares; each outside director (except Mr. Burt and Mr. Morcott), 2,297 shares; all directors and current executive officers as a group, 491,167 shares.

(c) Each director and named executive officer has sole voting and investment power over his shares shown as beneficially owned except: (i) the restricted shares acquired under the 1987 and 1993 Stock Option and Restricted Stock Plans as to which each holder has sole voting but no investment power; (ii) shares which may be acquired within 60 days by exercise of stock options as to which each holder has no voting or investment power; (iii) 106,555 shares as to which Mr. Yearley has shared voting and investment power; and (iv) 11,909 shares held in a family trust as to which Mr. Rethore has shared voting and investment power.

(d) Acquired on February 22, 1994.

    To the knowledge of the Corporation, the following entities beneficially owned in excess of five percent of the Corporation's Common Shares as of December 31, 1993:





                                                     NUMBER         PERCENT OF
                        NAME AND ADDRESS           OF SHARES       OUTSTANDING
                        ----------------           ---------       -----------
  The Capital Group, Inc. (a)                      3,540,000          5.03%
  333 South Hope Street
  Los Angeles, CA 90071

  J. P. Morgan & Co., Incorporated (b)             4,006,788          5.60%
  60 Wall Street
  New York, NY 10260

- -------

(a) A report on Schedule 13G, dated February 11, 1994, disclosed that The Capital Group, Inc., as a parent holding company, had sole voting power over 195,000 shares and sole dispositive power over 3,540,000 shares.

(b) A report on Schedule 13G, dated December 31, 1993, disclosed that J. P. Morgan & Co., Incorporated, as a parent holding company, had sole voting power over 2,120,776 shares, shared voting power over 129,100 shares, sole dispositive power over 3,857,688 shares and shared dispositive power over 149,100 shares.



                            EXECUTIVE COMPENSATION

    The following table summarizes the compensation paid by the Corporation for 1993, 1992 and 1991 to each of the five named individuals who were executive officers of the Corporation in 1993:


                          SUMMARY COMPENSATION TABLE


                         ANNUAL COMPENSATION(B)                                     LONG TERM COMPENSATION
- -----------------------------------------------------------------------------------------------------------------------------------
                                                                                     AWARDS               PAYOUTS
                                                                           --------------------------  -------------
                                                                                                           LONG
                                                                  OTHER                                    TERM              ALL
              NAME                                               ANNUAL     RESTRICTED                  PERFORMANCE         OTHER
              AND                           BASE                 COMPEN-      STOCK        OPTIONS         PLAN            COMPEN-
           PRINCIPAL                       SALARY      BONUS    SATION(C)   AWARDS(D)     GRANTED(E)      PAYOUTS         SATION(G)
            POSITION               YEAR      ($)        ($)        ($)         ($)           (#)            ($)              ($)
- --------------------------------  ------  ---------  ---------  ---------  ------------  ------------  -------------      ---------
Douglas C. Yearley                 1993    560,000    300,000    34,026         -0-       135,622(a)    207,000(f)         88,756
Chairman of the Board              1992    525,000    525,000    13,061         -0-       297,435(a)    225,000            62,076
President, Chief Executive         1991    500,000    500,000       --       234,938      192,406(a)    305,000               --
Officer and Director
J. Steven Whisler                  1993    300,000    185,300     4,914         -0-       37,612(a)      93,150(f)         39,021
Senior Vice President              1992    285,000    222,700     4,852         -0-       33,202(a)     105,000            31,260
                                   1991    225,000    146,500       --       100,688      40,000        142,000               --
Patrick J. Ryan                    1993    293,000    186,800      -0-          -0-       32,000        111,780(f)         34,970
Senior Vice President              1992    282,000    211,800       513         -0-       27,000(a)     130,000            31,115
                                   1991    270,000    190,900       --       100,688      40,000        246,800               --
Bernard G. Rethore                 1993    290,000    203,800     1,702         -0-       47,319(a)     109,710(f)         38,945
Senior Vice President              1992    280,000    179,000     1,538         -0-       31,348(a)     127,500            30,681
                                   1991    265,000    165,000       --       100,688      40,000        200,000               --
Thomas M. St. Clair                1993    270,000    101,000     1,196         -0-       47,304(a)     101,430(f)         37,802
Senior Vice President and          1992    260,000    175,600       680         -0-       30,170(a)     117,500            28,120
Chief Financial Officer            1991    245,000    158,500       --        87,263      30,000        208,900               --

- -------

(a)          The option grants denoted by "(a)" include reload options, as well as normal compensatory options.

(b)          During  October  1993,  in response to falling copper prices at that time, consideration of all merit salary  increases  that  had  not  already been implemented for the Corporation's salaried employees, including  the five named executive officers, was suspended until further notice. Amounts shown under
             "Bonus" were paid under the Annual Incentive Compensation Plan. Amounts shown under "Base Salary" and
             "Bonus" include any salary or bonus deferred by the executive under the Phelps Dodge Employee Savings
             Plan (the "Savings Plan") and the Comprehensive Executive Nonqualified Retirement and Savings Plan of
             Phelps  Dodge Corporation (the "Comprehensive Nonqualified Plan"). Amounts shown for 1991 differ from amounts  shown  in  the  1992 proxy statement due to changes in the applicable reporting rules of the
             Securities and Exchange Commission.

(c)          Tax  payment  reimbursements.  No disclosure is required in this column for fiscal years ended before
             December 15, 1992.

(d)          On  December  31, 1993, the named executives held the following numbers of shares of restricted stock which  had the following aggregate values on such date: Mr. Yearley, 9,129 shares worth $443,898; Mr.
             Whisler,  3,958  shares  worth  $192,458;  Dr.  Ryan, 4,149 shares worth $201,745; Mr. Rethore, 4,128 shares  worth  $200,724; Mr. St. Clair, 3,643 shares worth $177,141. These numbers have been adjusted to reflect the 2-for-1 stock split which occurred in 1992.

             While  shares  of  restricted stock generally require three years of post-grant service to vest, such shares  may  vest  in  less than three years in certain circumstances, such as on the holder's death, disability  or normal retirement, upon the achievement of specified performance goals or otherwise in the  discretion  of  the  Compensation  and Management Development Committee. Dividends on restricted stock are paid to the holder.

(e)          The  numbers of shares covered by options granted prior to May 18, 1992, have been doubled to reflect the 2-for-1 stock split which became effective on that date.

(f)          The  1991-1993  Long-Term  Performance  Plan  award  was  paid  one-half  in cash and one-half in the
             Corporation's  Common Shares restricted as to transferability for a period of two years following the end of the performance review period.

(g)          Amounts  shown  include  the  following contributions and accruals by the Corporation for 1993 to the
             Savings  Plan  and  1993  accruals  under  the Comprehensive Nonqualified Plan, respectively, for the benefit  of the named executives: Mr. Yearley, $20,874 and $67,882; Mr. Whisler, $20,874 and $18,147;
             Dr.  Ryan, $20,874 and $14,906; Mr. Rethore, $20,874 and $18,071; Mr. St. Clair, $20,874 and $16,928.
             No disclosure is required in this column for fiscal years ended before December 15, 1992.


                                STOCK OPTIONS

    Each of the named executives was eligible to receive two types of option grants during 1993: normal option grants and reload option grants. The first type of grant is a compensatory award normally made on an annual basis which is intended to reward each named executive based on the Corporation's future performance.

    The second type of grant, a reload option, is granted to an employee who exercises an option with already-owned shares. It replaces the opportunity for future appreciation that the employee would otherwise lose by exercising the original option, while encouraging the employee to increase his share ownership. Reload options provide only limited incremental value to the employee as compared to the options they replace.

    The following table contains information with respect to the normal compensatory option grants and reload option grants made to each named executive during 1993 and the hypothetical value at the time of grant based on a variation of the Black-Scholes model (see footnote (c) on page 10). The Corporation is not aware of any option pricing model, other than the actual market, which can provide a true assessment of the value of the options. Over their lives, the options could have a greater or a lesser value than that shown in the table, and under some circumstances they could have zero value.


                            OPTION GRANTS IN 1993

                                 NORMAL          % OF TOTAL
                               AND RELOAD      OPTIONS GRANTED
                                OPTIONS         TO EMPLOYEES        EXERCISE      EXPIRATION         GRANT DATE
                               GRANTED(A)        IN 1993(B)          PRICE           DATE         PRESENT VALUE(C)
NAME                         --------------  -------------------  ------------  --------------  --------------------
Douglas C. Yearley               90,000             16.5%           $44.1875       12/1/03            $696,000
                                 12,936                              54.6250        2/7/00             108,000
                                 14,421                              49.0000       12/5/00             108,000
                                 18,265                              49.0000       12/4/01             137,000
J. Steven Whisler                36,000              4.6%            44.1875       12/1/03             278,000
                                  1,612                              54.5000       12/7/98              13,000
Patrick J. Ryan                  32,000              3.9%            44.1875       12/1/03             247,000
Bernard G. Rethore               36,000              5.8%            44.1875       12/1/03             278,000
                                  1,552                              54.6250        2/7/00              13,000
                                  2,556                              49.0000       12/4/01              19,000
                                  7,211                              49.0000       12/5/00              54,000
Thomas M. St. Clair              25,000              5.8%            44.1875       12/1/03             193,000
                                  1,393                              54.6250        2/7/00              12,000
                                  1,207                              54.6250       12/5/00              10,000
                                  7,447                              45.0625       12/4/01              51,000
                                  5,408                              49.0000       12/5/00              41,000
                                  6,849                              49.0000       12/4/01              51,000

- -------

(a)          During  1993,  normal  options  were  granted  in  the  following amounts to the five named executive officers:  Mr.  Yearley,  90,000; Mr. Whisler, 36,000; Dr. Ryan, 32,000; Mr. Rethore, 36,000; and Mr.
             St. Clair, 25,000. The remaining grants disclosed in the table on page 9 are reload options.

             Options expire no later than the tenth anniversary of the date of grant, plus one day. If an employee retires  on  his  normal retirement date or dies, his exercisable options terminate no later than the fifth  anniversary  of his retirement or death. If an optionee's employment terminates for any reason other than retirement or death, his exercisable options terminate no later than 30 days following the termination of his employment.

             Options  generally  become  exercisable in three substantially equal annual installments beginning on the  first anniversary of the date of grant or earlier (but not earlier than six months from the date of  grant except in the case of death) on (i) an employee's normal retirement date or death, (ii) the date  an  employee ceases to be employed if his employment ceases within two years following a change of  control  of  the  Corporation,  and  (iii) the date the Corporation's Common Shares are purchased pursuant  to a third party tender offer or the Corporation's shareholders approve a merger or similar transaction which the Corporation will not survive as a publicly held corporation.

             Options  include  limited  rights  exercisable  only in the event the Corporation's Common Shares are purchased  pursuant  to a third party tender offer or the Corporation's shareholders approve a merger or  similar  transaction which the Corporation will not survive as a publicly held corporation. Under these  limited  rights, an optionee may elect, in lieu of purchasing shares, to relinquish the option with  respect to all or any of such shares and to receive a payment equal to (i) the price paid for a
             Common  Share  in  such  merger or similar transaction  multiplied by the number of Common Shares the optionee  could  have  purchased  less (ii) the total purchase price for that number of Common Shares under the terms of the option.

             Options  include  the  right  to receive reload options in the event the optionee exercises an option with  already-owned  shares.  Reload options contain the same expiration dates and other terms as the options they replace except that they have an exercise price per share equal to the fair market value of  a Common Share on the date the reload option is granted and become exercisable in full six months after they are granted. Reload options include the right to receive additional reload options.

(b)          Illustrates  the  total  number  of  normal  and reload options granted as a percent of the aggregate number  of  1993  normal options (720,200 shares) and 1993 reload options (100,216 shares) granted to all employees.

(c)          The  hypothetical  present value of the options at the date of grant was determined using a variation of  the  Black-Scholes  option  pricing  model. The Black-Scholes model is a complicated mathematical formula which is widely used to value options traded on the stock exchanges. However, executive stock options differ from exchange-traded options in several key respects. Executive options are long-term, nontransferable  and  subject to vesting restrictions, whereas exchange-traded options are short-term and  can  be  exercised  or  sold  immediately  in a liquid market. The model used here is adapted to estimate the present value of an executive option and it considers a number of factors, including the grant  price of the option, the volatility of the Corporation's Common Shares, the dividend rate, the term of the option and interest rates. The Black-Scholes values were derived using as assumptions the following  financial  factors  which  existed  at essentially the time that the options were granted:
             volatility  of  .2463,  dividend  yield of 4.05%, and interest rates of 4.99% for regular options and
             4.6%  for  reload options. In view of the Corporation's historic exercise experience and the inherent motivation  to  exercise  options  early  in their terms because of the reload option feature, normal options  were  assumed  to  be  outstanding for four years at time of exercise and reload options for three  years.  No downward adjustments were made to the resulting grant-date option values to account for  potential  forfeiture  or  nontransferability  of  the options in question. Because the model is adapted to value executive options and is assumption-based, it only values the options in theory.


    Reload option grants are part of the Corporation's overall program to increase the number of Common Shares owned by its executive officers and other key employees. Traditional option programs generally do not encourage optionees to exercise options prior to the end of their term or to hold the shares received upon such exercise. The Compensation and Management Development Committee (the "Committee") adopted the reload option program, with shareholder approval, to encourage option exercises and stock retention by permitting an optionee to exercise an option with already-owned Common Shares and to be restored to the same economic opportunity available immediately prior to such exercise. Accordingly, all options, including reload options, have been granted with the reload feature.

    Under the reload program, an employee who exercises an option (the "Original Option") with already owned shares prior to the end of the option term will receive an additional option (the "Reload Option") covering a number of shares equal to the number used to exercise the Original Option. The Reload Option will be exercisable, beginning six months after grant and continuing for the remaining term of the Original Option, at a price equal to the fair market value of the shares on the date the Original Option is exercised. As a result of the exercise of the Original Option with already-owned shares, the net number of Common Shares held by the employee will increase by the number of shares that has an aggregate market value equal to the "spread" on the option (the "spread" equals the aggregate market price of the option shares on the day of exercise less the aggregate exercise price). Thus, the number of shares covered by the Reload Option plus the number of additional shares received on the exercise of the Original Option will equal the number of shares covered by the Original Option. The program thereby serves to replace the opportunity for future appreciation that an optionee would otherwise lose by exercising an option using already-owned shares. In addition, by inducing option exercises and stock retention, the reload feature offers optionees the opportunity to receive dividends on a greater number of shares than would be the case without such a feature.

    An employee will also benefit from the use of the reload feature if the market price of the underlying shares declines between the date he exercises the Original Option and the expiration date of that option. By encouraging an employee to exercise options with shares, the reload feature enables an employee to protect against a decline in the market price of the Common Shares without losing the potential benefit of a price increase.


    The following table provides information concerning options exercised in 1993 by the named executives and the options held by them at the end of 1993:

   AGGREGATED OPTION EXERCISES IN 1993 AND DECEMBER 31, 1993 OPTION VALUES


                                                                                              Value of
                                                                       Number of            Unexercised
                                                                      Unexercised           In-the-Money
                                                                      Options at             Options at
                                                                       12/31/93               12/31/93
                               Shares Acquired        Value          (Exercisable/         (Exercisable/
                               on Exercise(a)        Realized       Unexercisable)       Unexercisable)(b)
           Name              -------------------  --------------  -------------------  ----------------------
Douglas C. Yearley                 80,001             $1,761,689      167,075/197,553      $  283,149/873,346
J. Steven Whisler                  34,476              1,030,746       101,480/69,334       1,751,561/390,594
Patrick J. Ryan                    63,224              1,234,211        10,333/62,001          18,500/367,843
Bernard G. Rethore                 40,001                880,862        12,900/79,101          15,000/390,593
Thomas M. St. Clair                42,490                845,656        26,883/60,591          67,039/281,563

- -------

(a)          All  of the named executives, except Dr. Ryan,  used shares already owned by them to pay the exercise price  of some or all of the options they exercised in 1993. Mr. Yearley exercised all of the options he exercised in 1993 in this manner. He acquired 34,379 shares on exercise of these options in excess of  the  shares used to pay the exercise price and received reload options to purchase 45,622 shares.
             Options  for  4,142,  20,267 and 35,362 were exercised by Mr. Whisler, Mr. Rethore and Mr. St. Clair, respectively,  in  this manner. The numbers of Common Shares acquired on exercise of these options in excess of the shares used to pay the exercise price were 2,530, 8,948 and 13,058, respectively.

(b)          Value  is  based  on  the  mean  of  the high and low prices of the Common Shares on the Consolidated
             Trading Tape on December 31, 1993 ($48.625).


                          LONG-TERM PERFORMANCE PLAN

    Prior to 1993, the Board of Directors had for several years adopted Long-Term Performance Plans covering three-year cycles. Plan participants were selected in the first year of the cycle. Payments were based primarily on the achievement of corporate objectives over the three-year period.

    A Long-Term Performance Plan was not implemented in 1993, and none will be implemented in 1994.

                    PENSION AND OTHER RETIREMENT BENEFITS

    The following pension table shows the estimated aggregate annual benefits payable in the form of a straight life annuity commencing at age 65 (i) under the Phelps Dodge Retirement Plan for Salaried Employees (the "Retirement Plan") as supplemented by the supplementary retirement provisions of the Comprehensive Nonqualified Plan that make up amounts limited by the Internal Revenue Code (the "Code") and (ii) under the supplementary retirement provisions of the Comprehensive Nonqualified Plan based on incentive compensation under the Annual Incentive Compensation Plan:


                              PENSION PLAN TABLE

   Final Average
     Salary and
     Incentive                      Estimated Annual Benefits for Years of Benefit Service Indicated(d)
    Compensation      ------------------------------------------------------------------------------------------------
     (a)(b)(c)             10            15            20            25            30            35            40
- --------------------  ------------  ------------  ------------  ------------  ------------  ------------  ------------
     $  316,750         $ 48,960      $ 73,440      $ 97,920      $122,400      $146,880      $171,360      $195,840
     $  526,000         $ 82,440      $123,660      $164,880      $206,100      $247,320      $288,540      $329,760
     $  722,000         $113,800      $170,700      $227,600      $284,500      $341,400      $398,300      $455,200
     $  819,000         $129,320      $193,980      $258,640      $323,300      $387,960      $452,620      $517,280
     $  910,000         $143,880      $215,820      $287,760      $359,700      $431,640      $503,580      $575,520
     $1,001,000         $158,440      $237,660      $316,880      $396,100      $475,320      $554,540      $633,760
     $1,092,000         $173,000      $259,500      $346,000      $432,500      $519,000      $605,500      $692,000
     $1,163,000         $184,360      $276,540      $368,720      $460,900      $553,080      $645,260      $737,440
     $1,234,000         $195,720      $293,580      $391,440      $489,300      $587,160      $685,020      $782,880

- -------

(a)          The  Retirement Plan provides a member upon retirement at age 65 with a pension for life in a defined amount  based  upon  final  average  salary and length of benefit service. Under the Retirement Plan, final  average  salary  ("Final  Average  Salary")  is the highest average annual base salary for any consecutive  36-month period during a member's last 60 months of employment. Benefit service includes all  periods of employment with the Corporation or its participating subsidiaries. Benefits under the
             Retirement  Plan  are  subject to certain limitations under the Code, and to the extent the result of such limitations would be a benefit less than would otherwise be paid under such Plan, the difference is provided under the supplementary retirement provisions of the Comprehensive Nonqualified Plan. The formula  for  determining  benefits  payable  under  the Retirement Plan takes into account estimated social  security  benefits payable. The amounts set forth in the table assume maximum social security benefits payable in 1994.

(b)          The  supplementary  retirement  provisions of the Comprehensive Nonqualified Plan provide an employee eligible  to  participate  in  the  Annual Incentive Compensation Plan with a benefit upon retirement based  on:  (i) a  percentage  of  average  annual  incentive compensation under the Annual Incentive
             Compensation Plan for the highest 60 consecutive months during an employee's last 120 months prior to retirement ("Final Average Incentive Compensation") and (ii)  the employee's years of benefit service determined  on  the  same  basis  as  under the Retirement Plan plus any period, as determined by the
             Corporation's  Senior  Management  Committee,  used to compute the amount of deferred compensation or supplemental  retirement  income  payable  to  a participant pursuant to a contractual arrangement or agreement  with  the  Corporation.  The  value of the benefit will be 1.6% of Final Average Incentive
             Compensation for each year of benefit service; provided that the maximum annual benefit when added to the annual Retirement Plan benefit as supplemented by the supplementary retirement provisions and any social  security  benefits  payable  and,  in  the  case  of  Dr.  Ryan,  payments under his deferred compensation arrangement, may not exceed an amount equal to 65% of the sum of Final Average Incentive
             Compensation and Final Average Salary determined under the Retirement Plan.

(c)          Amounts  included  as Final Average Incentive Compensation have been estimated based on the five-year average  annual  incentive compensation awarded to participating employees for 1988 through 1992. The actual amount of Final Average Incentive Compensation for an individual at any level of Final Average
             Salary could vary from the amount shown.

(d)          The  expected  credited  years  of  benefit  service  at normal retirement for the Corporation's five executive  officers are as follows: Mr. Yearley, 41 years; Mr. Whisler, 42 years; Dr. Ryan, 32 years;
             Mr.  Rethore,  17 years and Mr. St. Clair, 11 years. For Dr. Ryan, the years of service include years of  benefit  service  credit under an agreement between him and the Corporation. The years of service are  based  on  normal  retirement  for  all  executive  officers  under  the Retirement Plan and the applicable provisions of the Comprehensive Nonqualified Plan.


                 SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

    The Corporation has severance agreements with each of its five executive officers under which the executive would receive a lump sum payment equal to his annual base salary in the event the Corporation terminates his employment, other than for cause or mandatory retirement, or the executive voluntarily terminates his employment because of material reductions in his salary or his position, duties and responsibilities. The terminated executive would also receive (i) outplacement services at a cost up to 15% of his base salary and
(ii) the cost of continued coverage for a limited period under the Corporation's group health, life insurance and disability plans.

    The Corporation also has agreements with such executives under which each executive would receive, in the event he ceases to be employed by the Corporation (for a reason other than death, disability, willful misconduct, normal retirement or under certain circumstances a voluntary termination of employment by the executive) within two years following a change of control of the Corporation, a lump sum equal to two times (i) the executive's highest base salary during that year and the prior two years and (ii) the executive's target bonus under the Annual Incentive Compensation Plan for the year in which the change of control occurs. The amount of such payment is subject to reduction if the date an executive ceases to be employed by the Corporation is within 24 months of his normal retirement date or if such amount, plus any other payments that are contingent on such change of control, constitutes an "excess parachute payment" as defined in the Code and the reduction results in a greater net after-tax benefit to the executive. Except under certain circumstances, these change of control agreements expire on November 3, 1997.

    Although normal compensatory options granted by the Corporation generally become exercisable in three substantially equally annual installments beginning on the first anniversary of the date of grant, they also become exercisable in certain change of control situations. Specifically, such options are exercisable (but not earlier than six months from the date of grant) on the date the Corporation's Common Shares are purchased pursuant to a third party tender offer or the Corporation's shareholders approve a merger or similar transaction which the Corporation will not survive as a publicly held corporation or, in the case of the five executive officers and certain other employees, the date the employee ceases to be employed if he ceases to be employed within two years following a change of control of the Corporation. In addition, such options include limited rights exercisable only in the event the Corporation's Common Shares are purchased pursuant to a third party tender offer or the Corporation's shareholders approve a merger or similar transaction which the Corporation will not survive as a publicly held corporation. Under these limited rights, an optionee may elect, in lieu of purchasing shares, to relinquish the option with respect to all or any of such shares and to receive a payment equal to (i) the price paid for a Common Share in such merger or similar transaction multiplied by the number of Common Shares the optionee could have purchased less (ii) the total purchase price for that number of Common Shares under the terms of the option.

    Under the Long-Term Performance Plan for the 1992-94 period, if a change of control of the Corporation occurs, the Committee may accelerate payment of awards and the successor organization is required to pay an award based on the target award level (less any accelerated payments) to any participating employee whose employment continues to completion of the cycle.

    The Retirement Plan and the Comprehensive Nonqualified Plan provide for the payment of unreduced benefits to employees who meet liberalized age and length of service requirements and whose employment is terminated by the Corporation or any of its subsidiaries within two years following a change of control of the Corporation.

                   REPORT ON EXECUTIVE COMPENSATION OF THE
              COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

    The Corporation's goal is to be the leader in each of the domestic and international mining and manufacturing activities in which it competes. It thereby seeks to achieve and sustain progressive increases in value for its shareholders, while balancing appropriately the short- and long-term opportunities for the Corporation.

    To meet these objectives, the Corporation employs high caliber, dedicated people who are well trained and results oriented. The Board of Directors established the Compensation and Management Development Committee to provide oversight of the Corporation's compensation and management development programs and to ensure that these programs maximize the Corporation's ability to attract, retain and motivate employees to meet these stated objectives.

    The Committee believes it can motivate employees participating in these programs by:

    * Emphasizing and strengthening the relationship between pay and performance by rewarding employees who bring about solid achievement with regard to key business strategies and specific operational objectives and by increasing the relative amount of compensation at risk as management responsibilities increase.

    * Assuring that the elements of variable compensation are linked as directly as practicable to measurable financial and other forms of performance achievement.

    * Encouraging stock ownership by executives.

    * Tying pay for performance as closely as possible to success in maximizing the value of the Corporation's stock over the long term.

    The Committee is composed of directors (currently six) who are not employees of the Corporation. It has retained respected independent compensation consultants to advise and assist it in connection with various compensation matters.

EXECUTIVE OFFICER COMPENSATION

    The executive officers (the five individuals listed in the summary compensation table) are compensated by salaries, annual incentive bonuses and long-term incentive compensation. Each element focuses on performance in a different but complementary way. Salaries focus on individual performance and experience, annual incentives relate to individual, corporate and unit performance and, beginning in 1993, long-term incentives center exclusively on shareholder value growth. So long as the Corporation and the executive officers achieve periodically targeted performance goals, the Board of Directors and the Committee believe that the compensation of the executive officers should generally be at least equal to the median compensation paid to executives holding similar positions in other comparable companies. Should performance surpass these goals, compensation is expected to exceed these guideline levels; should performance fall short of these goals, compensation is expected to decline below these guideline amounts.

    Salaries. Individual salaries for executive officers are established by the Board of Directors, on the recommendation of the Committee, to reflect the officer's performance, progress in responsibilities, experience and length of service in the position. The Committee's recommendations for 1993 were adopted by the Board. During October 1993, in response to falling copper prices at that time, consideration of all merit salary increases that had not already been implemented was suspended until further notice. Based on information available to us, we believe these salaries in 1993 were at or slightly below the averages of the salaries paid by a large number of other companies to employees holding similar positions. The comparisons of Phelps Dodge executive salaries, and of annual incentive compensation discussed below, to other companies' salaries and incentive compensation involve the use of a large data base provided by a compensation consultant which is deemed representative of U.S. industry generally and is therefore not equivalent to the peer group of companies referred to in the graph on page 18 of this proxy statement.

    Annual Incentive Compensation. The Annual Incentive Compensation Plan provides the executive officers and certain other officers and managers with compensation based on success in achieving annual individual, corporate and, where appropriate, unit goals. For each executive officer, a target award is determined approximating the mid-point of the annual incentive compensation paid by a large number of other companies to individuals holding comparable positions. Lower threshold awards and higher maximum awards are also established. The aggregate annual incentive compensation as well as the individual awards for executive officers paid for a year are determined by the Board of Directors on the recommendation of the Committee. The Committee's recommendations for 1993 were adopted by the Board. Awards for 1993 ranged from slightly above to slightly below the target amounts.

    Stock Options. The Committee intends to use stock options as the customary vehicle for providing variable long-term incentive compensation primarily because employees benefit from options, if at all, only to the extent of increases in the value of the Corporation's Common Shares. Options thereby provide an identity of interest between the Corporation's stockholders and its key employees. To further such identity of interest, the executive officers are expected to acquire and own significant numbers of the Corporation's shares. Achievement of such ownership levels is facilitated by reload options which are designed to encourage early exercise of stock options and retention of the underlying shares.

    Normal compensatory option grants are intended to produce, on a present value basis, compensation to the executive officers equal to approximately the long-term compensation paid by appropriate mining and other industry companies to executives in similar positions, with appropriate variations based on the performance, career potential, critical skills that the Corporation wishes to retain and prior grant history of the executive officers including restricted stock.

    Long-Term Performance Awards. In years prior to 1993, executive officers and other senior officers who were identified as having the potential to have a significant impact on overall corporate results were eligible to participate in long-term performance plans. Plan awards were based upon specified corporate performance objectives over three-year performance cycles. The award for the plan ending in 1993 was stated as a variable percentage of the officer's base salary (i.e., a target award of 35% and a maximum award of 50% of the officer's base salary at the beginning of the cycle) depending on the Corporation's actual performance compared to targeted objectives, and was paid one-half in cash and one-half in Common Shares restricted as to transferability for a period of two years following the end of the performance cycle. The performance objective for this plan was cash flow return on capital. The three-year average cash flow return on capital was midway between target and maximum, thereby producing awards equal to approximately 41% of each participant's base salary.

    The Committee determined not to implement a long-term performance plan in 1993 or subsequent years in part because the fluctuations in copper prices make it difficult to establish in advance corporate financial performance objectives which reflect objectively the results of the performance of senior management. In addition, the Committee believes that over time an expanded stock option program may best align the long-term interests of stockholders with those of management. Thus, payments, if any, made with respect to the 1992-94 cycle will be the last payments under this program.

    Restricted Stock. In past years, the Committee has also made grants of restricted stock to executive officers and a limited number of other key employees under the Corporation's Stock Option and Restricted Stock Plan.
Consistent with its intention to use stock options as the customary form of long-term incentive compensation, the Committee made no such grants to executive officers in 1993, except for grants made in payment of part of the Long-Term Performance Plan award for the 1991-1993 cycle.

    IRS Limit on Deductibility of Compensation. The Committee has decided that, for 1994, it is not necessary to amend any of the Corporation's existing compensation plans in light of Section 162(m) of the Internal Revenue Code.
Section 162(m) generally places a $1 million per person limit on the deduction a publicly-held corporation may take for compensation paid to its chief executive officer and its four other highest compensated "covered employees," unless, in general, the compensation constitutes "performance-based"
compensation. The Corporation understands that stock options and Long-Term Performance Plan payments will not be included in the compensation subject to the $1 million deductibility limit. The Corporation's 1994 salaries and incentive compensation subject to Section 162(m) are not expected to exceed $1 million for any individual employee. The Committee intends to review this matter again after final IRS regulations are issued.

CEO COMPENSATION

    Douglas C. Yearley, the Chief Executive Officer of the Corporation, received a base salary of $560,000 in 1993, an Annual Incentive Compensation Plan award of $300,000 for 1993 services, a Long-Term Performance Plan payment for the 1991-93 cycle of $207,000 and a normal compensatory option grant in 1993 to purchase 90,000 Common Shares. As discussed above under "Stock Options," Mr. Yearley also received in 1993, under a program available to all optionees, 45,622 reload options in connection with his use of already-owned shares to pay the exercise price of other options. The number of reload options granted to employees is equivalent to the number of shares that they turn in to the Corporation, i.e., exchange to exercise their existing options.

    The first 70% of Mr. Yearley's Annual Incentive Compensation Plan award was determined on the basis of the actual return on average equity and net operating cash flow return on average capital as compared to targets set at the beginning of the year. The Corporation's performance met the performance threshold for return on average equity and was slightly below the target level of performance for net operating cash flow return on average capital. The remaining 30% of Mr. Yearley's award was based on the Committee's judgment as to his performance with regard to selective growth of both Phelps Dodge Mining Company and Phelps Dodge Industries, particular strategy questions, underperforming or non-strategic assets, development of employees and control of overhead and with regard to his general strategy and operational performance with respect to the Corporation. Based on its judgment as to Mr. Yearley's performance in these respects, the Committee made an above-target award to him as to this part of his incentive compensation. Mr. Yearley's compensatory stock option grant was based on the policy discussed above under "Stock Options" including the Committee's evaluation of Mr. Yearley's overall performance during 1993, his potential and critical skills, and the number of stock options and the number of shares of restricted stock that had been previously granted to him.

CONCLUSION

    The Committee will continue to evaluate the Corporation's compensation programs to best enable the Corporation to employ and motivate high caliber, dedicated people. Such employees, properly motivated, are believed to be key to achievement of the Corporation's goal to be the international leader in the mining and manufacturing activities in which it competes and the related enhancement of shareholder value over the long term.
                                  THE COMPENSATION AND MANAGEMENT
                                  DEVELOPMENT COMMITTEE


                                  Robert D. Krebs, Chairman


                                  Robert N. Burt


                                  George C. Dillon


                                  Paul W. Douglas


                                  Paul Hazen


                                  Southwood J. Morcott


                               PERFORMANCE CHART
                               -----------------
                      COMPARATIVE FIVE-YEAR TOTAL RETURNS
                      INCLUDING REINVESTMENT OF DIVIDENDS

                      Dec 31    Dec 31    Dec 31    Dec 31    Dec 31    Dec 31
                       1988      1989      1990      1991      1992      1993
                      ------    ------    ------    ------    ------    ------

Phelps Dodge           $100      $134      $136      $168      $252      $262
Standard & Poor's      $100      $132      $128      $166      $179      $197
Peer Group             $100      $117      $107      $120      $173      $169

Assumes $100 invested at 12/31/88 in Phelps Dodge common stock, the S&P 500 and a Peer Group represented by the Dow Jones "Other Nonferrous Metals" and assumes the reinvestment of all dividends. (This published index includes Phelps Dodge Corporation, Asarco Incorporated, Brush Wellman Incorporated and Magma Copper Company.)


                2. RATIFICATION OF APPOINTMENT OF ACCOUNTANTS

    On the recommendation of the Audit Committee, the Board of Directors has appointed Price Waterhouse as independent accountants for the Corporation for the year 1994, subject to ratification by the shareholders at the annual meeting. Price Waterhouse or a predecessor firm has been the independent accountants for the Corporation since 1915. A representative of Price Waterhouse will be present at the annual meeting of shareholders with the opportunity to make a statement if he so desires and to respond to appropriate questions.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF PRICE WATERHOUSE AS INDEPENDENT ACCOUNTANTS.

                                OTHER MATTERS

    The Board of Directors is not aware of any other matters to be presented at the annual meeting. If any other matter proper for action at the meeting should be presented, the holders of the accompanying proxy will vote the shares represented by the proxy on such matter in accordance with their best judgment. If any matter not proper for action at the meeting should be presented, the holders of the proxy will vote against consideration thereof or action thereon.

    All shares represented by the accompanying proxy, if the proxy is duly executed and received by the Corporation at or prior to the meeting, will be voted at the meeting in accordance with any instructions specified on such proxy and, where no instruction is specified, as indicated on such proxy.

    It is the policy of the Corporation that, except under limited circumstances, each shareholder proxy card, ballot and voting tabulation that identifies any shareholder will be kept confidential and that the receipt and tabulation of such votes will be conducted by independent third parties, including the Corporation's transfer agent and its proxy solicitation firm, and not by employees of the Corporation.

    The cost of soliciting proxies for the meeting will be borne by the Corporation. The Corporation has retained Morrow & Co., Inc., 909 Third Avenue, New York, N.Y. 10022-4799 to assist in soliciting proxies for a fee estimated at $12,500 plus reasonable expenses. Morrow & Co., Inc. and some officers and other employees of the Corporation may solicit proxies in person and by telephone or otherwise. The Corporation may also reimburse brokers and others who are record holders of the Corporation's shares for their reasonable expenses incurred in obtaining voting instructions from beneficial owners of such shares.

    On June 1, 1993, the Corporation purchased directors' and officers' liability insurance policies from National Union Fire Insurance Company of Pittsburgh, Pa., Aetna Casualty and Surety Company, Continental Casualty Company, CIGNA Insurance Company and XL Insurance Company, each for a one-year term ending June 1, 1994, at premiums of $555,596, $169,025, $57,000, $65,000 and $50,000, respectively. The policies insure (i) directors, officers, division presidents and vice presidents of the Corporation and its subsidiaries, and employees who are fiduciaries of employee benefit plans of the Corporation and its subsidiaries, against certain liabilities they may incur in the performance of their duties and (ii) the Corporation against any obligation to indemnify such persons against such liabilities.

                              PROPOSALS FOR 1995

    The Corporation will review for inclusion in next year's proxy statement shareholder proposals received by December 2, 1994. Proposals should be sent to the Secretary of the Corporation, 2600 North Central Avenue, Phoenix, Arizona 85004-3014.

                            ANNUAL REPORT FOR 1993

    The  annual  report  of  the  Corporation  for  the  year  1993, including financial statements, is being furnished concurrently with this proxy statement to persons who were shareholders of record as of March 17, 1994, the record date for the annual meeting. The annual report does not form part of the material for the solicitation of proxies.

                                      By order of the Board of Directors,
                                               William C. Tubman
                                         Vice President and Secretary
Phoenix, Arizona
April 1, 1994

                                    PROXY

                         PHELPS DODGE CORPORATION

 Solicited on Behalf of the Board of Directors of Phelps Dodge Corporation

 The undersigned shareholder of PHELPS DODGE CORPORATION hereby appoints GEORGE C. DILLON, PAUL W. DOUGLAS, GEORGE L. SHINN and DOUGLAS C. YEARLEY, or any of them, proxies of the undersigned, each with power of substitution, at the annual meeting of shareholders of the Corporation to be held at the Arizona Biltmore Hotel, 24th Street and Missouri Avenue, Phoenix, Arizona, on May 4, 1994 at 11:00 a.m., and at any adjournments thereof, to vote all Common Shares of the Corporation held or owned by the undersigned, including any which may be held for the undersigned's account under the Automatic Dividend Investment Service for Phelps Dodge Common Shares administered by Chemical Bank.
   THE PROXIES ARE INSTRUCTED TO VOTE AS DIRECTED BELOW, AND IN THEIR DISCRETION ON ALL OTHER MATTERS. WHERE NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR MANAGEMENT PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.

MANAGEMENT PROPOSALS:

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MANAGEMENT PROPOSALS 1 AND 2.

PROPOSAL 1:  Election of Directors for the respective terms specified in the
             Proxy Statement:  Messrs. Burt, Krebs, Shinn and Yearley.

     FOR all           WITHHELD          WITHHELD for the following only
     nominees      for all nominees    (write name(s) of nominee(s) below)

      /   /             /   /          ___________________________________

                       PLEASE SIGN ON REVERSE SIDE
                           AND RETURN PROMPTLY

                                  PROXY

PROPOSAL 2:  Ratification of independent public accountants.

             FOR  /   /     AGAINST  /   /     ABSTAIN  /   /


                                       Dated: ______________________________

                                       Signature ___________________________

                                       Signature ___________________________

Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                    PROXY

                         PHELPS DODGE CORPORATION

 Solicited on Behalf of the Board of Directors of Phelps Dodge Corporation

 The undersigned shareholder of PHELPS DODGE CORPORATION hereby appoints GEORGE C. DILLON, PAUL W. DOUGLAS, GEORGE L. SHINN and DOUGLAS C. YEARLEY, or any of them, proxies of the undersigned, each with power of substitution, at the meeting of shareholders of the Corporation to be held at the Arizona Biltmore Hotel, 24th Street and Missouri Avenue, Phoenix, Arizona, on May 4, 1994 at 11:00 a.m., and at any adjournments thereof, to vote all Common Shares of the Corporation held or owned by the undersigned, including any which may be held for the undersigned's account under the Automatic Dividend Investment Service for Phelps Dodge Common Shares administered by Chemical Bank.


                THIS PROXY IS CONTINUED ON THE REVERSE SIDE
            PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

- ----------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                                        Please mark your votes as this / X /

     ---------------------   ----------------------------------
         COMMON SHARES       DIVIDEND INVESTMENT SERVICE SHARES

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MANAGEMENT PROPOSALS 1 AND 2.

PROPOSAL 1:   Election  of  Directors for  the term  specified in  the Proxy
Statement:  Messrs. Burt, Krebs, Shinn and Yearley

FOR all             WITHHELD              WITHHELD for the following only
nominees /   /   for all nominees /   /  (write name(s) of nominee(s) below)

PROPOSAL 2:   Ratification of independent public accountants

/   / FOR     /   / AGAINST     /   / ABSTAIN
- ----------------------------------------------------------------------------
THE PROXIES ARE INSTRUCTED TO VOTE AS DIRECTED ABOVE, AND IN THEIR DISCRETION ON ALL OTHER MATTERS. WHERE NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR MANAGEMENT PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.


Signature(s) ______________________________________________  Date __________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- ----------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                            CONFIDENTIAL PROXY

                    PHELPS DODGE EMPLOYEE SAVINGS PLAN

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PHELPS DODGE CORPORATION

To M & I Marshall & Ilsley Trust Company of Arizona, Trustee:

     I hereby acknowledge receipt of the Notice of Annual Meeting of Shareholders of Phelps Dodge Corporation to be held on Wednesday, May 4, 1994, and accompanying Proxy Statement. I hereby instruct you to vote in person or by proxy, at such meeting and at any adjournments thereof all the Phelps Dodge Corporation Common Shares credited to my account under the Phelps Dodge Employee Savings Plan ("SP") as indicated below, and in your or your proxies' discretion on all other matters.

     You are instructed to vote the shares credited to my account as directed on the reverse side.

UNLESS WE RECEIVE INSTRUCTIONS FROM YOU THE NUMBER OF SHARES CREDITED TO YOUR ACCOUNT AS OF THE RECORD DATE, MARCH 17, 1994, WILL NOT BE VOTED AT THE MEETING.

                THIS PROXY IS CONTINUED ON THE REVERSE SIDE
            PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY

- ----------------------------------------------------------------------------
                          FOLD AND DETACH HERE

                                        Please mark your votes as this / X /
      -----------------
          SP SHARES

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR MANAGEMENT PROPOSALS 1 AND 2.

PROPOSAL 1:   Election  of  Directors for  the term  specified in  the Proxy
Statement:  Messrs. Burt, Krebs, Shinn and Yearley

FOR all             WITHHELD              WITHHELD for the following only
nominees /   /   for all nominees /   /  (write name(s) of nominee(s) below)

PROPOSAL 2:   Ratification of independent public accountants

/   / FOR     /   / AGAINST     /   / ABSTAIN
- ----------------------------------------------------------------------------
THE PROXIES ARE INSTRUCTED TO VOTE AS DIRECTED ABOVE, AND IN THEIR DISCRETION ON ALL OTHER MATTERS. WHERE NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR MANAGEMENT PROPOSALS 1 AND 2 AS RECOMMENDED BY THE BOARD OF DIRECTORS.


Signature(s) ______________________________________________  Date __________

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.
- ----------------------------------------------------------------------------
                           FOLD AND DETACH HERE

                                    PROXY

 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF PHELPS DODGE CORPORATION

 The undersigned shareholder of PHELPS DODGE CORPORATION hereby appoints GEORGE C. DILLON, PAUL W. DOUGLAS, GEORGE L. SHINN and DOUGLAS C. YEARLEY, or any of them, proxies of the undersigned, each with power of substitution, at the annual meeting of shareholders of the Corporation to be held at the Arizona Biltmore Hotel, 24th Street and Missouri Avenue, Phoenix, Arizona, May 4, 1994 at 11:00 a.m., and at any adjournments thereof, to vote all Restricted Common Shares of the Corporation held or owned by the undersigned.

The proxies are instructed to vote as directed below, and in their discretion on all other matters. Where no direction is specified, the proxy will be voted FOR Management Proposals 1 and 2.


The Board of Directors recommends you vote FOR Management Proposals 1 and 2.

PROPOSAL 1:   Election  of  Directors for the respective terms  specified in the Proxy Statement:  Messrs. Burt, Krebs, Shinn and Yearley

FOR all             WITHHELD              WITHHELD for the following only
nominees /   /   for all nominees /   /  (write name(s) of nominee(s) below)

                                         -----------------------------------

PROPOSAL 2:   Ratification of independent public accountants

/   / FOR     /   / AGAINST     /   / ABSTAIN


                                                      Dated: _______________
                                             Signature: ____________________